Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1400

                      Inflation Hedge Portfolio, Series 12

                        INVESCO UNIT TRUSTS, SERIES 1419

            Closed-End Strategy: Master Income Portfolio, Series 39

         Closed-End Strategy: Value Equity and Income Portfolio 2014-2

                         Supplement to the Prospectuses

   On June 23, 2014, holders of the Gabelli Dividend & Income Trust received one share of The Gabelli Global Small and Mid Cap Value Trust for every ten shares owned of the Gabelli Dividend & Income Trust. Fractional shares of The Gabelli Global Small and Mid Cap Value Trust were not issued in the spinoff, and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of this spinoff your Portfolio now holds, and will continue to purchase, shares of both the Gabelli Dividend & Income Trust and The Gabelli Global Small and Mid Cap Value Trust.

Supplement Dated:   June 24, 2014